SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 4, 2004

                                 NETMANAGE, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                      0-22158                  77-0252226
   (State or other jurisdiction         (Commission             (IRS Employer
         of incorporation)              File Number)         Identification No.)


     10725 NORTH DE ANZA BOULEVARD, CUPERTINO, CALIFORNIA               95014
          (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (408) 973-7171

                                       N/A
          (Former name or former address, if changed since last report


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ITEM 5.02. Information and Exhibit

        (a)      Exhibit           Description

                 99.1              Press Release of NetManage, Inc. dated August
                                   4, 2004.


     On August 4, 2004, NetManage, Inc. (the "Registrant"), issued a press release to report that Carol Montgomery-Adams, vice president of marketing, has left the company to pursue other opportunities effective August 2, 2004. A copy of the press release is attached hereto as an Exhibit and is incorporated herein in its entirety by reference.

     The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The furnishing of the information in this report (including the exhibit hereto) shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this report contains material information that is not otherwise publicly available.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NETMANAGE, INC.


                                        By:/s/ Michael R. Peckham
                                        -------------------------
                                        Michael R. Peckham
                                        Senior Vice President and Chief
                                        Financial Officer

Date:  August 4, 2004

                                INDEX TO EXHIBITS


Exhibit
Number            Description
-------           -----------

  99.1            Press Release of NetManage, Inc. dated August 4, 2004